FORM OF DIRECTOR RESTRICTED STOCK UNIT AGREEMENT

         THIS AGREEMENT, dated as of the __th day of December 2006, between DYCOM INDUSTRIES, INC., a Florida corporation (the "Company"), and ________________ (the "Participant").

         WHEREAS, the Participant is a non employee director of the board of directors of the Company (the "Board") and, subject to the terms and conditions set forth herein, the Board desires to defer receipt of the Supplemental Annual Retainer awarded to the Participant for his service on the Board for the 2007 fiscal year by granting the Participant a certain number of restricted stock units ("RSUs") entitling the Participant to receive shares of common stock, par value $0.331/3 per share, of the Company (the "Common Stock") under the Company 2002 Directors Restricted Stock Plan (the "Plan");

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

     1.  Definitions; Incorporation of Plan Terms.

         Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. This Award Document and the RSUs shall be subject to the Plan, the terms of which are incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Award Document, the Plan shall govern.

     2.  Grant of RSUs.

         Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants the Participant the number of RSUs specified at the foot of the signature page hereof. Each RSU will entitle the Participant to one share of Common Stock. The actual number of shares of Common Stock that the Participant receives will be subject to the terms and conditions of the Plan and this Award Document. For purposes of the Plan and this Award Document, the Date of Grant is the date specified at the foot of the signature page hereof.

     3.  Vesting of RSUs.

         (a) Unless previously vested or forfeited in accordance with the terms and conditions contained herein and in the Plan, the RSUs shall vest and become non-forfeitable in three equal annual installments as follows: (i) 1/3 will vest on December 14, 2007, (ii) 1/3 will vest on December 14, 2008 and (iii) the remaining 1/3 will vest on December 14, 2009 (each, a "Vesting Date"), provided that the Participant is a member of the Board on the applicable Vesting Date.

         Notwithstanding the foregoing, in the event that the Participant (i) is not nominated for (other than a termination of service at the request of the Board), or elected by shareholders to, an additional term as a member of the Board or (ii) terminates his service as a member of the Board with the consent of the Board, any unvested RSUs will be fully and immediately vested on such date that the Participant is no longer a member of the Board. If the

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non-employee director terminates his service as a member of the Board for any other reason, any unvested RSUs will be cancelled and forfeited without any payment.

         (b) Pursuant to such procedures established by the Administrator, the Company will issue the Participant shares of Common Stock in settlement of the vested portion of the RSUs in whole shares of Common Stock (rounded up or down to the nearest whole share). The number of shares issued to the Participant (if any) shall equal the number of shares of Common Stock representing the vested portion of the RSUs receivable by such Participant following the applicable Vesting Date.

     4.  Termination of Service.

         Except to the extent otherwise provided by the Plan or this Award Document, in the event of the Participant's termination of service from the Board for any reason prior to an applicable Vesting Date, the Participant shall immediately forfeit all unvested RSUs as of the date of such termination.

     5.  Nontransferability of the RSUs.

         Unless determined otherwise by the Administrator, RSUs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner; provided, however, that RSUs shall be transferable, in whole or in part, with the written consent of the Administrator, to trusts established wholly or in part for the benefit of the Participant's immediate family members. Such transfers are subject to the terms and conditions of the Plan and this Award Document. Subject to the Company's shareholding requirement, the restrictions on transferability set forth above shall not apply to RSUs after the date that such RSUs becomes vested and non-forfeitable as set forth herein.

     6.  Rights as a Stockholder.

         No shares of Common Stock represented by the RSUs will be earmarked for the Participant or his account. The Participant will have no rights as a shareholder with respect to any RSU until the shares of Common Stock underlying the RSU have been issued to such Participant following the applicable Vesting Date, and no adjustment shall be made for dividends or distributions or other rights in respect of any shares of Common Stock until such time as the shares are delivered to the Participant in accordance with this Award Document. Upon issuance of the shares of Common Stock as of a Vesting Date, the Participant will be the owner of record of such shares and will be entitled to all of the rights of a stockholder of the Company, including the right to vote and the right to receive dividends.

     7.  Taxes and Withholdings.

         The Company may require the Participant to remit to the Company, prior to the issuance of shares of Common Stock, an amount sufficient to satisfy any federal, state or local tax withholding requirements. If the Company shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of shares of Common Stock, the Participant shall pay to the Company or make arrangements satisfactory to the Administrator regarding the payment of any federal, state or local taxes of any kind required

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by law to be withheld with respect to such amounts. The obligation of the
Company under this Award Document shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     8.  Notices.

         All notices and other communications under this Award Document will be in writing and will be given by hand delivery to the other party or by facsimile, first class mail, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Participant:

         at the last known address on record at the Company.

         If to the Company:

         11770 U.S. Highway 1
         Suite 101
         Palm Beach Gardens, Florida 33408
         Attention:  General Counsel

or to such other address or facsimile number as any party shall have furnished to the other in writing in accordance with this Section 8. Notice and communications shall be effective when actually received by the addressee.

     9.  Successor.

         Except as otherwise provided hereunder, this Award Document shall be binding upon and shall inure to the benefit of any successor or successors of the Company, and to any transferee or successor of the Participant pursuant to
Section 5.

     10. Governing Law.

         The interpretation, performance and enforcement of this Award Document shall be governed by the laws of the State of Florida without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Florida.

     11. Severability.

         If any provision of this Award Document is held to be illegal or invalid for any reason, such illegality or invalidity will not affect the remaining provisions of this Award Document, but this Award Document shall be construed and enforced as if such illegal or invalid provision had never been included herein.

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


     12. Corporate Changes; Changes in Capitalization.

         (a) Neither the Plan or this Award Document shall affect or restrict in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock (including, without limitation, the RSUs), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) The number and kind of shares authorized for issuance under the Plan, including the maximum number of shares available under the Plan, may be equitably adjusted in the sole discretion of the Administrator in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of RSUs will be equitably adjusted (including by payment of cash to the Participant) in order to preserve the benefits or potential benefits intended to be made available to the Participant with respect to such RSUs. The determination as to what adjustments shall be made in order to preserve the benefits or potential benefits intended to be made available to the Participant with respect to such RSUs shall be made by the Administrator, in its sole discretion, and such determination shall be final and binding on all parties. Unless otherwise determined by the Administrator, such adjusted RSUs shall be subject to the same restrictions and vesting or settlement schedule to which it is subject.

     13. Exchange Act.

         Notwithstanding anything contained in the Plan or this Award Document to the contrary, if the consummation of any transaction under the Plan or this Award Document would result in the possible imposition of liability on the Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

     14. Compliance with Code Section 409A.

         Payments of shares of Common Stock under this Agreement shall be made in accordance with the provisions of Code Section 409A and, to the extent that such payments are made in connection with the Participant's termination of employment, may be delayed for six

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months and one day to the extent the Administrator determines that such delay is necessary or advisable to comply with the provisions of Code Section 409A.

     15. Amendment.

         Notwithstanding anything herein to the contrary, the Board may, at any time, amend or modify this Award Document; provided, however, that no amendment or modification of this Award Document shall adversely alter or affect the terms of any then outstanding RSUs without the consent of the Participant. Notwithstanding the foregoing, the Board has the right, without the Participant's written consent, to amend or modify the terms of the Plan or this Award Document to the extent the Board deems necessary or advisable to comply with Code Section 409A. The waiver by either party of compliance with any provision of this Award Document shall not operate or be construed as a waiver of any other provision of this Award Document, or of any subsequent breach by such party of a provision of this Award Document.

     16. No Rights to Future Awards or Continued Employment.

         The Participant shall not have any claim or right to receive or be eligible to receive any additional Awards under the Plan. Neither the Plan nor this Award Document nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Participant any right to be continue as a director of the Company or any Subsidiary or shall interfere in any way with the right of the Board or the stockholders of the Company, or the board of directors or stockholders (including the Company) of any Subsidiary, to terminate such status at any time, with or without cause and with or without notice, except as otherwise provided by the certificate of incorporation or by-laws of the Company or such Subsidiary or applicable law

     17. Entire Agreement.

         This Award Document and the Plan set forth the entire agreement and understanding between the parties hereto with respect to the matters covered herein, and supersede all prior agreements and understandings concerning such matters. This Award Document may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Award Document.

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         IN WITNESS WHEREOF, the Company has caused this Award Document to be executed by its duly authorized officer and the Participant has executed this Award Document, both as of the day and year first above written.


                                       DYCOM INDUSTRIES, INC.


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       PARTICIPANT


                                       ---------------------------------------
                                       Name:
                                       Address:





Number of Restricted Stock Units:

Date of Grant:

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